Exhibit 10.2

Certain portions of this agreement have been omitted in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission (the “SEC”).  Omitted information has been replaced with three asterisks (***).  The omitted information has been filed separately with the SEC.

MANUFACTURING AGREEMENT

by and between

GFA Brands, Inc.	and	Kagome Creative Foods, Inc.
115 West Century Road, Suite 260		710 North Pearl Street
Paramus, NJ 07652-1432		Osceola, AR 72370-2038

This Agreement is entered into as of the 23rd day of February, 2011, and will serve as our agreement for Kagome Creative Foods, Inc. (“Kagome” or “Manufacturer”) to manufacture for GFA Brands, Inc. (“GFA”) certain products designated by GFA (collectively, the “Products” and individually, each a “Product”), including but not limited to buttery spreads, buttery sticks, oils, margarines and/or shortenings under one or more of GFA’s Earth Balance®, Smart Balance®, Bestlife™ or other brands, on a non-exclusive basis on the terms and conditions set forth herein.

1.	GFA’s Responsibilities. During the Term of this Agreement, GFA shall:

a.
Provide quality control policies, procedures and specifications (as may be modified by GFA from time to time, the “Product Manuals”) for the Products within Confidentiality Agreement parameters to Manufacturer.

b.	Timely pay Manufacturer’s invoices in accordance with Section 3, below.

c.	Provide forecasts, which will neither be guarantees of timing or quantities, nor will they be limitations on production requests. They will be intended solely as planning tools.

d.	Place production orders that meet Manufacturer’s minimum production run sizes with lead times of at least seven (7) days.

e.	Transmit shipping orders to Manufacturer which will be placed with a minimum of seven (7) days lead time.

2.	Manufacturer’s Responsibilities. During the Term of this Agreement, Manufacturer shall:

a.
Timely produce and package all Products strictly in accordance with the Product Manuals, and submit samples of ingredients and finished goods as requested for GFA review as an accurate representation of ingredients used and Products produced in each production run at Manufacturer’s cost.  Manufacturer’s quality control department will prepare reports to record its laboratory findings for each lot relative to GFA’s Product Manuals.

b.
Not manufacture, deliver or ship Products out of specification (which shall include off-taste or other consumer unfriendly issues as determined by GFA in its sole discretion) and will hold same for GFA’s instruction for disposition. Should a Product manufactured hereunder be delivered or shipped and be judged by Manufacturer, GFA or the United States Food and Drug Administration (the “FDA”) or other federal or state agency to represent an alleged, potential or actual consumer health risk (including, without limitation, the alleged or actual inclusion of foreign material) or a regulatory violation or is otherwise deemed to be potentially damaging to GFA’s or Manufacturer’s reputation (or the reputation of the trademarks owned or licensed by GFA), Manufacturer will provide a tracer report within two (2) hours after notification or discovery of an incident, and perform a timely stock hold, stock recovery and recall, as applicable (collectively, a “Product Retrieval”), of the affected Products at Manufacturer’s cost.  In the event either party determines that a Product Retrieval is warranted or necessary, it will immediately notify the other party.  Prior to commencing any Product Retrieval, GFA will review with Manufacturer the manner in which the Product Retrieval is to be carried out and any instructions or suggestions or the applicable regulatory authorities.  The Product Retrieval will be effected in as expeditious a manner as possible and in such a way as to cause the least disruption to the sales of the Product and to preserve the goodwill and reputation of GFA and Manufacturer.  If it is ultimately determined that the cause of the unacceptable Product resulted directly from the acts, omissions, or willful misconduct of GFA (or its customers) or GFA’s designated ingredient or packaging suppliers, Manufacturer shall be reimbursed for actual direct expenses incurred in connection with the Product Retrieval to the extent attributable to GFA (or its customers) or GFA’s designated ingredient or packaging suppliers.

c.
Notify GFA immediately by phone (with written confirmation to follow within 24 hours) of (i) any notices, communications or other contact received by Manufacturer from the FDA or any other federal or state agency relating to any products manufactured, packaged or stored by Manufacturer, (ii) any violations reported or recorded during any inspection and/or any analytical results obtained from regulatory agencies that impact the Products or Product ingredients, packaging or supplies, (iii) any process deviation that compromises the safety or quality of any Products, and (iv) complaints received from consumers, retailers or other parties regarding reports of illness or complaints relating to health, injury, accident, death or any other potential hazard related to the Products.

d.
Maintain adequate records of production, including lot numbers, date, codes, etc., to identify and isolate production and to reduce losses in the event of a Product Retrieval and to comply with current manufacturing practices promulgated by the FDA and other comparable promulgations of federal, state and local agencies (collectively, “Good Manufacturing Practices”).

e.
Furnish GFA with a copy of Manufacturer’s recall policy and procedures, and sourcing contingency plan, which demonstrate Manufacturer’s ability to track all raw materials and their production codes through processing and into primary distribution and sourcing alternatives in the event Manufacturer’s production capabilities become suddenly constrained.  In addition, the following policies are to be furnished to GFA at the execution of this Agreement and as updated: Allergen Policy, HACCP Plan and Metal Detection Policy.

f.	Maintain, at its cost, OU rabbinical and organic certifications as well as such other certifications that may be agreed upon by the parties.

g.
Maintain, at its cost, insurance policies with reputable insurance carrier(s) acceptable to GFA, covering Product Retrievals, products liability and general liability in amounts of not less than $*** million per occurrence, and an umbrella policy of not less than $*** million in the aggregate.  Such insurance shall be on an occurrence basis; that is, it shall cover any claim made for injuries or damages arising out of an event occurring during the term of the policy regardless of whether the claim is made after the expiration of the term of the policy.  All insurance policies shall provide for at least thirty (30) days prior written notice of cancellation, non-renewal, reduction, or change in the terms and conditions of such coverage and shall name GFA and any other affiliates designated by GFA as additional insureds.  Manufacturer will promptly (within 5 business days) inform GFA of Manufacturer’s receipt of a notice of cancellation, non-renewal, reduction, or change in the terms and conditions of such coverage.  Upon request or upon the expiration of any certificates of insurance, Manufacturer shall furnish GFA with certificate(s) of insurance evidencing the above minimum coverages and evidencing GFA and its named affiliates as additional insureds. Such certificates shall contain a clause for notification of GFA by the insurer at least thirty (30) days in advance of any cancellation, non-renewal, reduction, or change in the terms and conditions of such coverage.  Manufacturer will provide GFA such other evidence as GFA may request to ensure that the insurer is required to cover GFA and its named affiliates, as additional insureds, for the deductible portion as well.

____________________________
*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

h.
Allow for timely carrier pickup, free and clear of all liens and encumbrances, of Products pursuant to GFA orders provided such orders are placed with ten (10) days lead.  Notwithstanding the foregoing, Manufacturer will use best efforts to fill and make available for carrier pickup all GFA orders placed with seven (7) days lead. Should short lead orders be requested by GFA, both parties agree to work together to achieve shipment as soon as practical.

i.	Fulfill GFA orders on a FIFO basis, unless specified otherwise, and load carriers per shipping orders submitted by GFA.

j.
Notify GFA of all applicable shipment dates and invoice for all Products within twenty-four (24) hours of shipment.  In the event an invoice is not delivered to GFA within forty-five (45) days after shipment of Product, or after the applicable freight, ingredient or packaging cost is incurred by Manufacturer, as applicable, such invoices shall be subject to a ***% reduction.  After ninety (90) days, GFA shall have no obligations for such underlying costs or payments.  Monthly summary statements will be provided to GFA to assist in maintaining current account status.

k.
Maintain at least seven (7) days worth of inventory of finished product for each Product, based on GFA’s forecasts, in Manufacturer’s plants or warehouses at appropriate storage conditions for such Products.  Unless otherwise agreed by the parties concerning specific ingredients, Manufacturer shall also maintain a minimum of thirty (30) days inventory of unique or single-source ingredients and packaging.

l.
Agree and covenant that all Products, as of the date of shipment or delivery: (i) shall not be adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act (as amended, the “Act”) or within the meaning of the pure food or drug laws or ordinances of any state, province, territory or city that produces or receives any shipment or delivery of the goods; (ii) may be legally introduced into interstate commerce under Sections 404 and 505 of the Act; (iii) shall be fit and wholesome for human consumption and comply with all applicable federal, state, and local laws, including but not limited to, the Consumer Product Safety Act, the Fair Labor Standards Act of 1938 and the Food Safety Modernization Act, each as amended; (iv) shall be manufactured in accordance current Good Manufacturing Practices; and (v) be not short in weight.

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

m.
Be registered with the FDA if required by the Public Health Security and Bioterrorism Preparedness and Response Act of 2002 and the regulations promulgated thereunder or any other applicable federal regulations and will comply with all recordkeeping requirements thereof, if applicable.  Manufacturer shall provide GFA with up-to-date contact information for Manufacturer’s designated FDA contact person.

n.
Not use the GFA formulas, trademarks, patented technologies or rights, recipes or processes for itself or any other customer or third party, for private label use, salvage sales or for any other use outside the scope of this Agreement without GFA’s prior written consent.  If bona fide lab test results show that Kagome is manufacturing, packaging, storing, distributing or selling a product for a third party unrelated to GFA that infringes on GFA’s patent rights or trade secrets (the “GFA IP”), Kagome acknowledges and agrees that (i) Kagome shall immediately notify the third party that they are infringing on the GFA IP and that Kagome is no longer willing or able to manufacture the product; and (ii) Kagome shall cooperate fully with GFA in GFA’s efforts to end the infringement and to pursue damages for any past infringement.  If Kagome is found by GFA to be manufacturing, storing, distributing or selling any infringing product and GFA takes steps to enforce its rights, which may include legal action, then notwithstanding anything to the contrary contained in this Agreement or otherwise, Kagome shall continue manufacturing, packaging and storing GFA’s products in accordance with the terms and conditions of this Agreement; provided, however, that GFA shall have the option, in its sole discretion, to terminate this Agreement with no less than thirty (30) days prior notice.

o.
Agree that this Agreement does not give Manufacturer any rights or claims to the GFA or Smart Balance, Inc. portfolio of trade names and trademarks or any rights or claims to the patents, licensed technology, recipes, formulations, specifications, Product Manuals or other confidential or proprietary information of GFA or Smart Balance, Inc.

p.	Obtain and maintain, at its own expense, all federal, state and local licenses and permits required for manufacture and sale of Products in the agreed territory served from Manufacturer’s plants.

q.
Manufacture, label, package and ship Products in compliance with all applicable United States federal, state, county and local laws, orders, regulations, codes and standards (whether or not specifically referenced elsewhere in the Agreement).

r.
Only use GFA approved packaging and ingredient suppliers for all Products.  GFA may designate unique packaging and ingredient suppliers in an Approved Supplier list, which may be updated by GFA from time to time and shared with Manufacturer, and Manufacturer shall follow GFA’s instructions with respect to purchases from those designated suppliers.  The initial Approved Supplier list is attached hereto as Exhibit A.  GFA shall have full access to all records pertaining to GFA’s approved ingredient suppliers as well as copies of all current and prior Specifications.

s.	Maintain accurate documentation verifying that the products and ingredients used meet any certifications required by the Specifications.

t.	Agree that the Products will meet the shelf life designated by GFA, with both individual Product labels and shipping cases being marked with buy-before codes based on the designated shelf life.

u.
Manufacture, label and package the Products using equipment and procedures that will not infringe any valid United States, foreign or other recognized patent, trademark, copyright or other proprietary right of any person not a party to this Agreement.

v.
Allow representatives of GFA to enter and inspect the plants and any warehouses at which Manufacturer has manufactured or stored the Products, ingredients or packaging, provided such inspections pertain to the manufacturing, packaging or storage of the Products, ingredients or packaging.

w.
Keep complete, correct and accurate books of account and all records (collectively, “Records”) that are relevant to verify performance of the parties under this Agreement. Records shall be maintained for a minimum of two (2) years.  GFA and its designated representatives shall have the right to audit such Records and shall be given access to all Records upon request.  Fees and expenses incurred in connection with an audit shall be paid by GFA; provided, however, that if any such audit reveals pricing or invoicing discrepancies of two percent (2%) or more to the disadvantage of GFA, Manufacturer shall, in addition to curing the discrepancies, reimburse GFA its fees and expenses incurred.

x.
In support of GFA’s risk management objectives, upon request and at least once annually, provide GFA with financial information sufficient to reasonably demonstrate Manufacturer’s satisfactory financial condition.  Such information may include copies of financial statements, annual or quarterly reports, bank references or other information reasonably directed towards a description of Manufacturer’s current financial status satisfactory to GFA in its sole discretion.

3.      Product Pricing; Ingredients and Packaging; Freight

a.
Product Pricing; Toll Fees; Loss Factors:   Pricing of Products will be on a toll method in which out-of-pocket expenses for packaging and ingredients---not labor or overhead--will be detailed monthly with documentation satisfactory to GFA, to which is added a toll fee as set forth in Exhibit B hereto.  Invoices will be priced on an order date basis.  Agreed-upon loss factors are also identified in Exhibit B.

The schedule of toll fees reflect (i) the phase-in of a $*** toll reduction on all Products that are ***oz. or smaller, and (ii) the phase-in of a $*** toll reduction on all Products that are larger than ***oz. (except *** items which will not be subject to the phase-in toll reduction), all as shown on Exhibit B:

Phase-in % and Date	Toll Reduction ≤***oz	Toll Reduction >***oz
	***	***
***% effective 2/1/11	***	***
***% effective 5/1/11	***	***
***% effective 8/1/11	***	***
***% effective 11/1/11	***	***
* cumulative

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

Similarly, the schedule of loss factors reflect the phase-in of lower loss factors over the first few months of the Agreement.  Effective April 1, 2011, loss factors for ingredients and packaging will be revised as detailed in Exhibit B. Effective July 1, 2011, loss factors will be further adjusted to reflect rates detailed on Exhibit B.  The revised loss factors due to be implemented April 1, 2011 are based on a *** monthly threshold (8 batches).  The qualification of the *** threshold will be determined by the most recent Plan Shipping Forecast for the next 4 week month (4 week pricing period).  For individual Products that fall below the *** monthly threshold, ingredient loss factors for such individual Products will remain at initial levels unless otherwise agreed by the parties.  The parties will meet quarterly to jointly review loss factors, beginning in April of 2011.

b.
Annual Toll Changes:  Annual changes in the toll fees during the Term will be based on the percentage changes in the Producer Price Index for Finished Consumer Foods (the “PPI”), which will be measured by taking the unweighted average monthly indices for January through December (final where available or preliminary otherwise) of the most recently concluded calendar year compared to the unweighted average monthly indices for the year prior to the most recently concluded calendar year.  The percentage change in the PPI will be applied against the base toll in effect at the time of the change and the new toll fee will become effective with February pricing of the next contract year (February to January) beginning in 2012; provided, however, that in no case will any annual increase or decrease exceed $***.  For purposes of determining any 2012 toll changes, the PPI for 2010 is set at 182.9.

c.
Elimination of Pre-Blending:  Kagome currently uses a third party to pre-blend certain ingredients for Products.  Kagome agrees to provide all pre-blending services in-house as soon as possible, but in no event later than March 31, 2011.  Kagome will work with current supply house to determine existing inventory levels and limit future purchases by supply house to ease transfer to in-house blending.  GFA and Kagome will work together to determine the necessary equipment and the funding of such equipment.

d.
Payment Terms and Invoices.  Payment terms are 1% 10, Net 30 until such time as Kagome completes the pre-blending transition contemplated above.  Commencing the calendar month following the completion of the pre-blending transition, payment terms will change to Net 15 days from the invoice date, which shall correspond to the date shipment notification is delivered to GFA.  Any prepaid freight shall be invoiced separately from Product invoices and shall be sent to GFA or GFA’s designated third party service provider, if applicable, for processing and payment and such invoices shall detail the various cost components of the freight charges as may be requested by GFA.

e.
Ingredients and Packaging Costs:  Manufacturer will notify GFA monthly upon receipt of a proposed vendor price change in ingredients or packaging to allow GFA time to explore reformulation or negotiate with vendors.  No increases or decreases in pricing may be instituted without agreement by both parties in writing.  In no case may the basic fee structure be changed by either party without written authorization by both parties.  In no event will toll charges be increased during contract period unless changes are approved by both parties in writing.  Ingredient and packaging costs will be updated monthly or as incurred.

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

f.	Soy Oil Purchases. GFA may, at its option, elect to contract for future delivery of soy oil through Kagome’s oil buying group. Soy oil costs will be computed based on *** plus *** plus ***.

g.	Vendors: When available, Manufacturer will work together with GFA and packaging and ingredient vendors to reduce costs for GFA hereunder.

h.
Packaging Inventory:  Manufacturer will purchase and inventory all packaging components needed for the Products as authorized in writing by GFA.  GFA may elect to participate in Manufacturer’s purchasing arrangements or may separately negotiate pricing with vendors.  GFA will be responsible for the cost of all packaging materials, as well as costs associated with packaging development, which includes design costs, plate charges, run charges, etc.  GFA will also be responsible for GFA approved up-charges incurred for expedited or under-minimum carton orders, which shall be billed separately. In the event of a termination of this Agreement by GFA, GFA agrees to purchase any remaining packaging inventory up to a maximum of ninety (90) days (calculated as the average usage for the most recently ended six (6) month period), unless GFA has instructed Manufacturer to carry an inventory in excess of ninety (90) days based on order minimums, in which case GFA will purchase the entire inventory.

i.
Freight; Risk of Loss:  Products shall be priced F.O.B. Manufacturer’s Osceloa, AR loading dock. Manufacturer shall coordinate loading appointments at Manufacturer’s plant for the shipping of Products.  GFA shall designate carriers for shipments of Products and GFA shall be responsible for payment of freight invoices directly to the carrier.  If GFA does not designate a carrier or if GFA requests that Manufacturer arrange for shipping, then Manufacturer shall designate and arrange licensed common carriers acceptable to GFA and its customers for delivery, provided that Manufacturer shall seek GFA’s prior approval of all freight charges.  If Manufacturer arranges and prepays the carrier, GFA shall be responsible for reimbursement of Manufacturer’s actual freight costs, but Manufacturer shall guarantee shipment to the destination and indemnify and hold harmless GFA against any damage to person or property arising from such shipment and shall be responsible for filing any claim for damaged or missing Products or other related claims with such carriers.  In all instances, regardless of which party arranges shipment, Manufacturer shall bear the risk of loss or damage to any Products that occurs before delivery to, or completed pickup by, the applicable carrier.  For purposes of this subsection, an “acceptable” carrier shall have proper operating authority and must have, at a minimum, insurance coverages in the following amounts:

General Liability:	$1,000,000
Auto Liability:	$750,000
Cargo Liability:	$100,000 per shipment
Worker’s Compensation:	As required by law

Manufacturer covenants and agrees that it will require proof of insurance and operating authority from each carrier.

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

4.	Term and Termination; Miscellaneous

a.
Period of Agreement:  The initial term of this Agreement will be effective February 1, 2011 and continue until January 31, 2015, subject to early termination as set forth below (the “Initial Term”). After the Initial Term, this Agreement shall automatically renew for one (1) year terms on the same terms and conditions unless either party shall give to the other party, not less than 120 days prior to the expiration of the Initial Term or renewal term then in effect, a notice of non-renewal, time being of the essence (the Initial Term with any renewal(s), the “Term”).

b.
Termination of Agreement: Should either party wish to terminate due to breach of the other party, a written notice of breach of agreement must be sent to the other party and thirty (30) days will be allowed to resolve such breach.  If the breach is not cured within the thirty (30) day period, the non-breaching party shall have the ability to terminate this Agreement.

Either party may terminate immediately with written notice if the other makes an assignment for the benefit of its creditors, commits any act of bankruptcy, has a receiver appointed, or otherwise admits of its inability to pay its debts as they mature.  In the event of termination of this Agreement, such termination shall be without prejudice to any rights that may have accrued to either party at the date of termination and Manufacturer agrees to return any materials provided to it hereunder by GFA upon GFA’s request.

c.
Confidentiality: Manufacturer agrees to maintain GFA’s formulas, specifications and other trade secrets strictly confidential.  Manufacturer agrees to comply with all of the terms and provisions of the Confidentiality Agreement executed on or about October 8, 2009 by GFA and Kagome Co., LTD of Japan (the “CA”), which is incorporated herein in its entirety by reference and shall control with respect to the subject matter addressed therein as if Manufacturer was the named “Recipient.”

d.
General Representations and Warranties: (a) Each party hereto represents and warrants to the other that: (i) it has all requisite power and authority to enter into the Agreement and to carry out the transactions contemplated hereby; (ii) the execution, delivery and performance of the Agreement are duly authorized; (iii) the Agreement has been duly executed and delivered by it and is a valid and binding obligation of it; and (iv) the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby do not conflict with or violate its charter and by-laws, any other contract or agreement to which it is a party, any applicable law or any order or judgment of any court or governmental authority.

e.
General Indemnification:  Each party to this Agreement shall indemnify, defend and hold  the other party, its parents, subsidiaries, affiliates and their respective officers, directors, employees, agents and representatives harmless from all claims, suits demands, proceedings, judgments, verdicts, actions, and causes of action, in law or equity and all losses, damages,  liabilities, costs and expenses (including without limitation, interest, penalties, reasonable legal fees, expert or other consulting fees and disbursements) incurred by the other party arising from (i) its gross negligence or intentional misconduct, or (ii) the breach by it of any of its representations, warranties, obligations, covenants or agreements set forth herein.  Notwithstanding anything to the contrary contained in this Section 4.e., in no event shall either party be liable to the other for special, indirect or consequential damages.

f.
Product Liability:  In addition to the foregoing, Manufacturer shall indemnify, defend, and hold GFA, its parents, subsidiaries, affiliates and their respective officers, directors, employees, agents and representatives harmless from all  claims, suits demands, proceedings, judgments, verdicts, actions, and causes of action, in law or equity and all losses, damages, liabilities, costs and expenses (including without limitation,  interest, penalties, reasonable legal fees, expert or other consulting fees and disbursements) against or incurred by GFA arising from (i) any  failure of the Products to comply with applicable  specifications, warranties, covenants and certificates under this Agreement, and (ii) all claims, demands or lawsuits that, with respect to the Products manufactured under this Agreement, allege product liability, strict product liability or any variation thereof.

g.
Commitment to Innovate and Improve:  Kagome will support GFA’s growth initiatives and GFA’s position as an innovative market leader in buttery spreads.  Kagome agrees to pursue a vigorous “continuous improvement” program to improve quality, lower costs and innovate.  Kagome will develop an annual continuous improvement plan and present its continuous improvement progress to GFA on a quarterly basis.

h.
Capacity: Kagome agrees to allocate capacity in its plants to accommodate at least *** of GFA’s Products each year, which is an estimate, and not a guarantee or minimum commitment, of GFA’s annual volume requirements of Kagome.

i.	Plant Manager: GFA shall be consulted prior to the hiring of any new plant manager (or the equivalent) for Kagome’s Osceola, Arkansas plant.

j.
Scope of Relationship: The relationship of the parties hereto is and shall be that of independent contractors. This Agreement is not intended to create and shall not be construed as creating between GFA and Manufacturer the relationship of principal and agent, joint venturer, co-partners or any similar relationship, the existence of which is hereby expressly denied. Manufacturer shall keep in force and maintain worker’s compensation insurance in accordance with applicable law and otherwise comply with all applicable law.  This Agreement supersedes all prior agreements pertaining to the supply of products contemplated hereby.

k.
Force Majeure: Neither party shall be liable to the other party if the performance of any of its respective obligations under the Agreement is prevented or delayed because an event of Force Majeure and not due to such Party's own fault or negligence (an "Excusable Delay").  A party shall be excused from its performance to the extent caused by such Excusable Delay; provided that such party (i) gives notice of the Excusable Delay to the other party promptly after its occurrence, (ii) uses its reasonable efforts to overcome, mitigate and remove the cause of the event preventing or delaying performance, (iii) continues the performance of all its obligations under the Agreement that are not prevented or delayed and (iv) upon cessation of the Excusable Delay, promptly performs or completes performance of the obligations which were prevented or delayed.   For purposes of this Agreement, “Force Majeure” shall mean and include any circumstance to the extent beyond the reasonable control of the party so affected, including without limitation, the following: any act of nature or public enemies; explosion; fire; earthquake; flood; drought; shortage of product or raw materials; riots; sabotage; embargo; or war, provided that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure.

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

l.
Governing Law: This Agreement shall be construed as a whole in accordance with the laws of the State of New Jersey, United States of America, without giving effect to the conflicts of laws rules.  The parties hereto irrevocably agree that any legal action or proceeding with respect to this Agreement shall be brought exclusively in the courts of the State of New Jersey, and further agree to submit to the jurisdiction and venue of such courts.  This original English language version of the Agreement shall be controlling in all respects.

m.
Action on Agreement.  The prevailing party in any action or proceeding to enforce any provision of this agreement shall be awarded reasonable attorneys’ fees and costs incurred in that action or proceeding or in efforts to negotiate the matter.

n.
Faxes and Counterparts – This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A facsimile copy hereof shall be deemed to be an original.

o.
Amendments and Integration – This Agreement may not be waived, modified or amended unless expressly stated in writing signed by both parties. This Agreement with its references constitutes the entire agreement between GFA and Manufacturer with respect to the matters addressed herein and shall, when effective supersede any and all prior negotiations, understandings, and/or agreements, oral or written, between the parties hereto with respect to the subject matter hereof.

p.
Binding Effect and Assignment – This Agreement shall be binding upon the parties, their successors, and assigns, provided that it shall not be assigned or transferred in whole or in part (except by operation of law) by either party without the express written consent of the other party.

This Agreement, having been fully read, is entered into by and between the undersigned parties as of the date first written above.

GFA BRANDS, INC.		KAGOME CREATIVE FOODS, INC.
a Delaware corporation		a California corporation

By:	/s/ Stephen B. Hughes	By:	/s/ Hiroshi Mori
	Stephen B. Hughes, CEO	Name:	Hiroshi Mori
		Title:	President/CEO

EXHIBIT A

•	*** – Tubs and lids for all spreads
•	*** – Sleeves for club pack
•	*** – pads, glue, related inputs for Delkor machines
•	*** – Smart Balance Spreads Butter Flavors
•	*** – STS Grindsted
•	*** – Fish Oil
•	*** - Palm Blend G
•	*** – Non-GMO and Organic Soy and Canola
•	*** –Organic Palm Oil
•	*** – Flax Oil
•	*** – Phytosterols

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

EXHIBIT B

TOLL FEES:

TOLL FEE PER POUND
PRODUCT SIZE	CURRENT	EFFECTIVE 2/1/11	EFFECTIVE 5/1/11	EFFECTIVE 8/1/11	EFFECTIVE 11/1/11
18/15 oz	***	***	***	***	***
12/15 oz	***	***	***	***	***
12/13 oz	***	***	***	***	***
16/2 #	***	***	***	***	***
8/2x2 #	***	***	***	***	***
6/2x2 #	***	***	***	***	***
6/45 oz	***	***	***	***	***
6/15 oz	***	***	***	***	***
6/13 oz	***	***	***	***	***
20 #	***	***	***	***	***
30 #	***	***	***	***	***

LOSS FACTORS:

	INGREDIENTS			PACKAGING
PRODUCT SIZE	CURRENT	EFFECTIVE 4/1/11	EFFECTIVE 7/1/11	CURRENT	EFFECTIVE 4/1/11	EFFECTIVE 7/1/11
18/15 oz	***%	***%	***%	***%	***%	***%
12/15 oz	***%	***%	***%	***%	***%	***%
12/13 oz	***%	***%	***%	***%	***%	***%
16/2 #	***%	***%	***%	***%	***%	***%
8/2x2 #	***%	***%	***%	***%	***%	***%
6/2x2 #	***%	***%	***%	***%	***%	***%
6/45 oz*	***%	***%	***%	***%	***%	***%
6/15 oz	***	***%	***%	***	***%	***%
6/13 oz	***	***%	***%	***	***%	***%
20 #	***%	***%	***%	***%	***%	***%
30 #	***%	***%	***%	***%	***%	***%
* Exception - 6/45 oz Bestlife	***%	***%	***%	***%	***%	***%

EFFICIENCIES CAN & WILL BE ACHIEVED THROUGH IMPLEMENTATION OF TIME PHASE REPLENISHMENT SYSTEM
WHICH WILL ALLOW FOR LARGER MORE EFFICIENT RUNS, INCREASED VOLUME, IN-HOUSE IMPROVEMENTS
TO ENSURE SUFFICIENT INGREDIENTS & MATERIALS ARE ON HAND THROUGH INCREASED LEAD TIME ON ORDERS.

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